APRIL 26, 2018 Earnings Summary First Quarter 2018 R 2.5 EXHIBIT 99.2

2 SAFE HARBOR This presentation contains, and management may make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; projected sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; our performance relative to our markets; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of our engineering, research and development projects; our business strategies; our capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on our capital allocation strategy; the Company’s expected tax rate; the impact of the acquisitions we have made and commercial partnerships we have established; and other matters. These statements involve risks and uncertainties, and actual results may differ. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; our ability to execute on our strategies; our concentrated customer base; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; our dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages and price increases; changes in government regulations of the countries in which we operate; fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed on February 15, 2018, and in our other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Adjusted Operating Income,” “Adjusted Operating Income Margin” and “Non-GAAP Earnings per Share” that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation.

3 1Q18 HIGHLIGHTS ◦ 1Q18 sales of $367 million grew 16% from same quarter a year ago and 5% from 4Q17, outpacing Entegris’ markets ◦ Growth was across all divisions: ◦ Specialty Chemicals and Engineered Materials sales grew 14% from prior year and 4% sequentially ◦ Microcontamination Control sales grew 19% from prior year and 3% sequentially ◦ Advanced Materials Handling sales were 15% from prior year and 8% sequentially ◦ Demand trends reflected strength from memory fab customers, OEMs, chemical makers, and wafer growers ◦ Completed the acquisition of Particle Sizing Systems (PSS) in January ◦ 1Q18 GAAP Earnings Per Share of $0.40 increased 74% from prior year; non-GAAP EPS of $0.47 grew 68% from the prior year ◦ Generated $106 million of adjusted EBITDA, or 29% of sales ◦ Deployed more than $100 million of capital consistent with stated strategy comprising growth-focused capex investments, the acquisition of PSS, ongoing voluntary repayment of our term loan, and continued share buyback and dividend quarterly programs

$ in millions, except per share data 1Q18 1Q18 Guidance 4Q17 1Q17 1Q18 over 1Q17 1Q18 over 4Q17 Net Revenue $367.2 $355 to $365 $350.6 $317.4 15.7% 4.7% Gross Margin 47.9% 46.7% 44.0% Operating Expenses $97.5 $94 to $96 $92.5 $88.7 9.9% 5.4% Operating Income $78.5 $71.2 $50.9 54.2% 10.3% Operating Margin 21.4% 20.3% 16.0% Tax Rate 19.0% 167.6% 21.9% Net Income (Loss) $57.6 $49 to $56 ($28.3) $32.5 77.2% N/M Earnings (loss) per diluted share $0.40 $0.34 to $0.39 ($0.20) $0.23 73.9% N/M 4 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP)

$ in millions, except per share data 1Q18 1Q18 Guidance 4Q17 1Q17 1Q18 over 1Q17 1Q18 over 4Q17 Net Revenue $367.2 $355 to $365 $350.6 $317.4 15.7% 4.7% Adjusted Gross Margin 47.9% 46.7% 44.0% Non-GAAP Operating Expenses2 $85.9 $83 to $85 $81.5 $77.7 10.6% 5.4% Adjusted Operating Income $90.1 $82.2 $61.9 45.6% 9.6% Adjusted Operating Margin 24.5% 23.4% 19.5% Non-GAAP Tax Rate3 17.8% 18.9% 22.5% Non-GAAP Net Income4 $68.0 $56 to $63 $59.7 $40.8 66.7% 13.9% Non-GAAP EPS $0.47 $0.39 to $0.44 $0.42 $0.28 67.9% 11.9% 5 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Non-GAAP Operating Expenses exclude amortization expense. 3. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 4. Non-GAAP Net Income excludes amortization expense and loss on debt extinguishment. SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP)1

6 1. Represents diluted earnings (loss) per share. See Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share in the appendix of this presentation. EARNINGS (LOSS) PER SHARE1 $0.23 $0.40 $0.28 $0.47 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 1Q17 1Q18 EPS: 1Q18 vs. 1Q17 GAAP Non-GAAP ($0.20) $0.40$0.42 $0.47 -$0.30 -$0.20 -$0.10 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 4Q17 1Q18 EPS: 1Q18 vs. 4Q17 GAAP Non-GAAP

RESULTS BY SEGMENT1 7 1. Adjusted segment operating margin excludes amortization of intangibles and unallocated expenses. Corporate cost related to HR, Finance, and IT are charged back to the Segments starting 1Q18. Prior quarter results are adjusted retrospectively using consistent allocation method. 2. Segment profit for SCEM for 3Q17 includes a charge for severance of $14K. 3. Segment profit for MC for Q317 includes a charge for severance of $196K. Segment profit for MC for 2Q17 includes charges for impairment of equipment and severance of $884K and $559K, respectively. 4. Segment profit for AMH for 2Q17 includes charges for impairment of equipment of $2,286K. Segment profit for AMH for 3Q17 includes charges for impairment of equipment and severance totaling $5,221K. 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 1Q17 2Q17 3Q17 4Q17 1Q18 Specialty Chemicals and Engineered Materials Segment2 Sales Adj. Op. margin 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 1Q17 2Q17 3Q17 4Q17 1Q18 Microcontamination Control Segment3 Sales Adj. Op. margin 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 1Q17 2Q17 3Q17 4Q17 1Q18 Advanced Materials Handling Segment4 Sales Adj. Op. margin $ in millions

REVENUE BY GEOGRAPHY: STRONG GROWTH IN N. AMERICA, KOREA, JAPAN, AND CHINA 8 N. America Europe Japan China South Korea Southeast Asia Taiwan 1Q18 Revenue by Geography Revenue = $367.2 million $51.5M $32.9M -8% 6% 39% 45% 33% 31% -17% Southeast Asia Europe China Japan South Korea N. America Taiwan -25% -15% -5% 5% 15% 25% 35% 45% 55% 1Q18 vs. 1Q17 Growth Rate $28.2M $40.5M $86.3M $65.1M $62.7M

$ in millions 1Q18 4Q17 1Q17 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $550.2 28.1% $625.4 31.6% $391.2 23.1% Accounts Receivable, net $195.3 10.0% $183.4 9.3% $176.0 10.4% Inventories $214.1 10.9% $198.1 10.0% $188.3 11.1% Net PP&E $364.3 18.6% $359.5 18.2% $330.9 19.5% Total Assets $1,961.3 $1,976.2 $1,696.1 Current Liabilities1 $266.5 13.6% $291.0 14.7% $236.2 13.9% Long-term debt, excluding current maturities $549.8 28.0% $574.4 29.1% $460.3 27.1% Total Liabilities $936.9 47.8% $983.2 49.8% $751.0 44.3% Total Shareholders’ Equity $1,024.4 52.2% $993.0 50.2% $945.1 55.7% AR – DSOs 48.5 47.7 50.6 Inventory Turns 3.7 3.8 3.8 9 1. Current Liabilities in 1Q18, 4Q17 and 1Q17 includes $100 million of current maturities of long term debt, respectively. SUMMARY – BALANCE SHEET ITEMS

10 1. See Reconciliation of GAAP Income to Adjusted Operating Income and Adjusted EBITDA in the appendix of this presentation. ADJUSTED EBITDA MARGIN1 $357 $387 26.6% 27.8% 0 50 100 150 200 250 300 350 400 TTM-4Q17 TTM-1Q18 Adjusted TTM EBITDA Adj. EBITDA in $M Adj. EBITDA as % of Sales $76 $88 $96 $97 $10623.9% 26.8% 27.7% 27.7% 28.9% 0 40 80 1Q17 2Q17 3Q17 4Q17 1Q18 Adjusted EBITDA and EBITDA Margin Adj. EBITDA in $M Adj. EBITDA as % of Sales

$ in millions 1Q18 4Q17 1Q17 Beginning Cash Balance $625.4 $435.2 $406.4 Cash from operating activities $38.8 $85.7 $33.4 Capital expenditures ($21.0) ($25.7) ($22.2) Acquisition of business ($37.7) - - Proceeds from long-term debt - 550.0 - Payments on long-term debt ($25.0) ($385.0) ($25.0) Payments for debt extinguishment costs - ($16.2) - Repurchase and retirement of common stock ($10.0) ($10.0) - Dividend payments ($9.9) ($9.9) - Other investing activities $0.1 $0.1 $0.2 Other financing activities ($13.9) ($5.5) ($7.8) Effect of exchange rates $3.3 $6.7 $6.1 Ending Cash Balance $550.2 $625.4 $391.2 Free Cash Flow1 $17.8 $60.1 $11.2 Adjusted EBITDA $106.0 $97.2 $75.8 CASH FLOWS 11 1. Free cash flow equals cash from operations less capital expenditures.

OUTLOOK 12 1. Non-GAAP operating expenses exclude amortization. In 2Q18, amortization is estimated to be approximately $12 million, or $0.06 per share. $ in millions, except per share data 2Q18 Guidance 1Q18 Actual 2Q17 Actual Net Revenue $370 to $385 $367.2 $329.0 Operating Expenses $101 to $104 $97.5 $91.2 Net Income (Loss) $52 to $59 $57.6 $40.0 Earnings (Loss) Per Diluted Share $0.36 to $0.41 $0.40 $0.28 $ in millions, except per share data 2Q18 Guidance 1Q18 Actual 2Q17 Actual Net Revenue $370 to $385 $367.2 $329.0 Non-GAAP Operating Expenses1 $89 to $92 $85.9 $78.4 Non-GAAP Net Income $60 to $68 $68.0 $48.9 Non-GAAP EPS $0.42 to $0.47 $0.47 $0.34 Non-GAAP GAAP

Entegris®, the Entegris Rings Design™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved. 13

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA 14 Three months ended March 31, 2018 December 31, 2017 April 1, 2017 Net sales $367,199 $350,562 $317,377 Net income (loss) $57,562 ($28,341) $32,514 Adjustments to net income (loss): Income tax expense 13,546 70,264 9,111 Interest expense, net 7,226 7,533 8,393 Other expense, net 139 21,696 902 GAAP - Operating income 78,473 71,152 50,920 Amortization of intangible assets 11,669 11,020 10,945 Adjusted operating income 90,142 82,172 61,865 Depreciation 15,897 15,035 13,977 Adjusted EBITDA $106,039 $97,207 $75,842 Adjusted operating margin 24.5% 23.4% 19.5% Adjusted EBITDA - as a % of net sales 28.9% 27.7% 23.9% $ in thousands

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO NON-GAAP EARNINGS (LOSS) PER SHARE 15 Three months ended March 31, 2018 December 31, 2017 April 1, 2017 GAAP net income (loss) $57,562 ($28,341) $32,514 Adjustments to net income (loss): Loss on debt extinguishment - 20,687 - Amortization of intangible assets 11,669 11,020 10,945 Tax effect of adjustments to net income and discrete items (2,710) (10,385) (2,705) Tax effect of Tax Cuts and Jobs Act 1,494 66,713 - Non-GAAP net income $68,015 $59,694 $40,754 Diluted earnings (loss) per common share $0.40 ($0.20) $0.23 Effect of adjustments to net income (loss) $0.07 $0.61 $0.06 Diluted non-GAAP earnings per common share $0.47 $0.42 $0.28 $ in thousands, except per share data

GAAP SEGMENT TREND DATA

$ in thousands	Q116	Q216	Q316	Q416	Q117	Q217	Q317	Q417	Q118
Sales									
SCEM	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174	$ 124,522	$ 125,339	$ 130,743
MC	77,619	91,584	94,738	98,717	100,055	104,407	116,113	115,650	118,637
AMH	88,298	99,686	97,460	98,840	102,887	103,421	104,956	109,573	117,819
Total Sales	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002	$ 345,591	$ 350,562	$ 367,199
Segment Profit[1]									
SCEM	$ 17,818	$ 24,205	$ 14,244	$ 21,061	$ 23,128	$ 29,060	$ 29,539	$ 30,075	$ 31,562
MC	14,181	24,511	27,684	27,535	30,987	31,796	39,302	39,328	41,991
AMH	14,697	18,203	11,192	12,190	13,960	15,169	12,483	18,226	23,142
Total Segment Profit	$ 46,696	$ 66,919	$ 53,120	$ 60,786	$ 68,075	$ 76,025	$ 81,324	$ 87,629	$ 96,695
Segment Profit Margin									
SCEM	17.6%	21.7%	13.6%	19.0%	20.2%	24.0%	23.7%	24.0%	24.1%
MC	18.3%	26.8%	29.2%	27.9%	31.0%	30.5%	33.8%	34.0%	35.4%
AMH	16.6%	18.3%	11.5%	12.3%	13.6%	14.7%	11.9%	16.6%	19.6%

1. Segment profit excludes amortization of intangibles and unallocated expenses. Corporate cost related to HR, Finance, and IT are charged back to the Segments starting 1Q18. Prior quarter results are adjusted retrospectively using consistent allocation method.

16

Entegris

NON-GAAP SEGMENT TREND DATA

$ in thousands	Q116	Q216	Q316	Q416	Q117	Q217	Q317	Q417	Q118
Sales									
SCEM	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174	$ 124,522	$ 125,339	$ 130,743
MC	77,619	91,584	94,738	98,717	100,055	104,407	116,113	115,650	118,637
AMH	88,298	99,686	97,460	98,840	102,887	103,421	104,956	109,573	117,819
Total Sales	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002	$ 345,591	$ 350,562	$ 367,199
Adjusted Segment Profit[1]									
SCEM[2]	$ 17,818	$ 24,205	$ 14,943	$ 21,061	$ 23,128	$ 29,060	$ 29,553	$ 30,075	$ 31,562
MC[3]	14,181	24,511	28,421	27,535	30,987	33,239	39,498	39,328	41,991
AMH[4]	14,697	18,203	17,987	12,190	13,960	17,455	17,704	18,226	23,142
Total Adj. Segment Profit	$ 46,696	$ 66,919	$ 61,351	$ 60,786	$ 68,075	$ 79,754	$ 86,755	$ 87,629	$ 96,695
Adjusted Segment Profit Margin									
SCEM	17.6%	21.7%	14.3%	19.0%	20.2%	24.0%	23.7%	24.0%	24.1%
MC	18.3%	26.8%	30.0%	27.9%	31.0%	31.8%	34.0%	34.0%	35.4%
AMH	16.6%	18.3%	18.5%	12.3%	13.6%	16.9%	16.9%	16.6%	19.6%

1. Segment profit excludes amortization of intangibles and unallocated expenses. Corporate cost related to HR, Finance, and IT are charged back to the Segments starting 1Q18. Prior quarter results are adjusted retrospectively using consistent allocation method.
2. Adjusted segment profit for SCEM for Q316 excludes charges for severance of $699K. Adjusted segment profit for SCEM for Q317 excludes charges for severance of $14K.
3 Adjusted segment profit for MC for Q316 excludes charges for severance of $737K. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance of $884K and $559K, respectively. Adjusted segment profit for MC for Q317 excludes charges for severance of $196K.
34. Adjusted segment profit for AMH for Q316 excludes charges for impairment of equipment and severance related to organizational realignment of $5,826K and $969K, respectively. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286K. Adjusted segment profit for AMH for Q317 excludes charges for impairment of equipment and severance related to organizational realignment of $3,364K and $1,857K, respectively.

17 Entegris